{FRONT COVER]

[MFS LOGO]

MFS(SM)

INVESTMENT MANAGEMENT

MFS(R) Charter Income Trust

Annual Report
for Year Ended
November 30, 1997

[Illustration of man and women conversing in front of window]

Dear Shareholders:

The past year has seen an astonishing shrinkage in bond yields across the world's fixed-income markets. With these falling yields, we have also witnessed a rapid shrinkage in the yield premium, or advantage, usually inherent in lower-rated bond categories. These two events are symptomatic of a world financial system awash in excess funds. Fed by Japan's lethargic economy and its remarkably low government bond rates, and by continued accommodation in European monetary policy, this liquidity wave has propelled prices of corporate and emerging market bonds upward in every category. Furthermore, the U.S. economy has continued to expand with no signs of inflation, and emboldened investors seeking yield have gone abroad with great confidence.

The only global concerns arose in Asia, which was mired in a widespread currency crisis. Malaysia and Thailand were hard hit in the crisis, although the Trust owned bonds in neither country. Only 0.2% of the Trust's assets were in Asia at the time of the August crisis, and those bonds were in two solid companies in Indonesia. However, as the fourth quarter progressed, concern grew, and many credit-sensitive sectors suffered a widening of yields relative to U.S. Treasuries. The Trust has again been able to take advantage of these conditions during the past year. Although its mandate requires an equal asset weighting among U.S. government and agency securities, U.S. corporate high-yield bonds, and international sovereign bonds, we actively manage the bonds within each sector.

The Trust's stock market price, which stood at $9.625 on November 30, 1996, increased to $9.69 on November 28, 1997, while its net asset value (NAV) price increased from $10.57 to $10.69, representing a total return of 9.25% based on market price and 9.78% based on NAV. This compares to a -3.39% return for the J.P. Morgan Non-Dollar Government Bond Index, an unmanaged index of actively traded government bonds issued by 12 countries, excluding the United States, with remaining maturities of at least one year, and to a 6.48% return for the Lehman Brothers Government Bond Index, an unmanaged index of U.S. Treasury and government-agency obligations.

We believe the Trust continues to benefit from its innovative share repurchase program. This program, which was implemented in April 1996 and reinstated in March 1997, authorizes the Trust to repurchase up to 10% of its outstanding shares annually. The Trust captures the difference between its NAV and its market price when it repurchases shares and pays the captured value to its shareholders with their regular monthly distributions.

U.S. Government/Mortgage

Earlier this year we abandoned our cautious view on U.S. Treasuries and went to a strategy of trading "the range"; that is, we would sell U.S. government bonds near yields of 6.25% and buy them back when they approached yields of 6.75%. This reflected our view that no change in interest-rate levels was underway. On November 28, 1997, U.S. Treasuries comprised 60% of this sector, with 40% of that in mortgages. Interest-rate sensitivity, as measured by duration, was five years, a relatively long position.

High-Yield Corporate

Again, this market has confounded skeptics and posted impressive returns. Spurred by growing mutual fund interest and favorable takeovers in the telecommunications industry, returns again were in double digits. Our heaviest weightings were in the media, consumer products, and general industrial areas. Research remains the key to success in this sector.

International

This sector has been problematic. Foreign currencies have lost their allure, and the previously fertile investing ground of Europe has largely dissipated as European monetary union approaches and convergence opportunities have fallen away. Currently, we hold sovereign debt in Sweden, France, Italy, and the United Kingdom, as well as bonds in Australia and New Zealand. During 1997, we added to emerging-market debt holdings, with up to 6% of the Trust's assets invested in bonds of nations such as Argentina, Mexico, and Poland.

Because the Trust has been trading at a discount to its net asset value, the yield on its shares is seen as relatively high by comparative yield standards, given the average quality of its bonds.

We remain responsive to your suggestions and stay committed to the goal of reducing volatility through a diversified fixed-income approach, underscored by credit research.

Respectfully,


/s/ A. Keith Brodkin
---------------------
A. Keith Brodkin
Chairman and President


/s/ James T. Swanson
---------------------
James T. Swanson
Portfolio Manager

December 15, 1997

                 ----------------------------------------------

In accordance with Section 23(c) of the Investment Company Act of 1940, the Trust hereby gives notice that it may from time to time repurchase shares of the Trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.


Performance Summary
(For the year ended November 30, 1997)


Net Asset Value Per Share
November 30, 1996                  $10.570
November 30, 1997                  $10.690

New York Stock Exchange Price
November 29, 1996                  $ 9.625
July 28, 1997 (high)*              $10.000
April 18, 1997 (low)*              $ 9.125
November 28, 1997                  $9.6875

*For the period December 1, 1996, through November 30, 1997.


Tax Form Summary

In January 1998, shareholders were mailed a Tax Form Summary reporting the federal tax status of all distributions paid during the calendar year 1997.


Number of Employees

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, nondiversified, management investment company and has no employees.


Number of Shareholders

As of November 30, 1997, our records indicate that there are 8,928 registered shareholders and approximately 55,500 shareholders owning Trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the Trust, please write or call:

        State Street Bank and Trust Company
        P.O. Box 8200
        Boston, MA 02266-8200
        1-800-637-2304


New York Stock Exchange Symbol

The New York Stock Exchange symbol is MCR.


Results of Shareholder Meeting

At the annual meeting of shareholders of MFS[RegTM] Charter Income Trust, which was held on October 22, 1997, the following actions were taken:

Item 1. The election of A. Keith Brodkin, Lawrence H. Cohn, Abby M. O'Neill, Jeffrey L. Shames, and Ward Smith as Trustees of the Trust.


                                  Number of Shares
      Nominee                 For            Withhold Authority
-------------------   -------------------   -------------------
A. Keith Brodkin      59,161,447.466          963,690.566
Lawrence H. Cohn      59,134,424.146          990,713.886
Abby M. O'Neill       59,060,413.121        1,064,724.911
Jeffrey L. Shames     59,083,731.196        1,041,406.836
Ward Smith            59,040,306.171        1,084,831.861

Trustees continuing in office who were not subject to re-election at this meeting are Richard B. Bailey, Marshall N. Cohan, The Hon. Sir J. David Gibbons, KBE, Walter E. Robb, III, Arnold D. Scott, and J. Dale Sherratt.

Item 2. The ratification of the selection of Ernst & Young LLP as the independent public accountants to be employed by the Trust for the fiscal year ending November 30, 1998.

                     Number of Shares
                     ----------------
For                    58,996,641.042
Against                   352,786.511
Abstain                   775,710.479

Investment Objective and Policy

The Trust's investment objective is to maximize current income.

The Trust will seek to achieve this objective by investing approximately one-third of its assets in each of the following sectors of the fixed-income securities markets: U.S. government securities and related options; debt obligations of foreign governments and other foreign issuers; and high-yielding corporate fixed-income securities, some of which may involve equity features. During periods of unusual market or economic conditions, the Trust may invest up to 50% of its assets in any one sector and may choose not to invest in a sector in order to achieve its investment objective. The Trust may also enter into options and futures transactions and forward foreign currency exchange contracts and purchase securities on a "when-issued" basis.


Dividend Reinvestment and
Cash Purchase Plan

The Trust offers a Dividend Reinvestment and Cash Purchase Plan which allows you to reinvest either all of the distributions or only the long-term capital gains paid by the Trust. Unless the shares are trading at a premium (exceeding net asset value), purchases are made at the market price. Otherwise, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. You can also buy shares of the Trust. Investments from $100 to $500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the Trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. A service fee of $0.75 is charged for each cash purchase as well as a pro rata share of the brokerage commissions, if any. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.


To enroll in or withdraw from the Plan or to receive a brochure providing a complete description of the Plan, please contact the Plan agent at the address and telephone number located on the back cover of this report. Please have available the name of the Trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. When you withdraw from the Plan, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

Portfolio of Investments - November 30, 1997
Bonds - 89.8%

                                                                     Principal Amount
Issuer                                                                (000 Omitted)         Value
U.S. Bonds - 61.0%
Aerospace - 1.0%
BE Aerospace, Inc., 9.875s, 2006 ................................        $    2,000      $  2,120,000
Howmet Corp., 10s, 2003 .........................................             2,615         2,902,650
K + F Industries, Inc., 9.25s, 2007## ...........................             1,200         1,221,000
United Defense Industries, Inc., 8.75s, 2007## ..................             1,350         1,343,250
                                                                                         ------------
                                                                                         $  7,586,900
                                                                                         ------------
Airlines
Airplane Pass-Through Trust, 10.875s, 2019 ......................        $    225        $   268,760
                                                                                         -----------
Automotive - 0.8%
Exide Corp., 10s, 2005 ..........................................        $  2,200        $ 2,299,000
Titan Wheel International, Inc., 8.75s, 2007 ....................           3,150          3,283,875
                                                                                         -----------
                                                                                         $ 5,582,875
                                                                                         -----------
Building - 1.5%
Building Materials Corp., 8s, 2007## ............................        $  1,000        $   982,500
Johns Manville International Group, Inc., 10.875s, 2004 .........           1,950          2,184,000
Nortek, Inc., 9.25s, 2007 .......................................             850            860,625
Nortek, Inc., 9.875s, 2004 ......................................           2,225          2,280,625
UDC Homes, Inc., 14.5s, 2000 ....................................              13              7,368
USG Corp., 9.25s, 2001 ..........................................           4,275          4,542,187
                                                                                         -----------
                                                                                         $10,857,305
                                                                                         -----------
Chemicals - 0.8%
Harris Chemical North America, Inc., 10.25s, 2001 ...............        $    650        $   679,250
NL Industries, Inc., 11.75s, 2003 ...............................           1,185          1,303,500
Sterling Chemicals, Inc., 11.25s, 2007 ..........................           1,125          1,192,500
UCC Investors Holdings, Inc., 12s, 2005 .........................             350            337,750
UCC Investors Holdings, Inc., 10.5s, 2002 .......................           1,875          2,100,000
                                                                                         -----------
                                                                                         $ 5,613,000
                                                                                         -----------
Conglomerates - 0.5%
News America Holdings, Inc., 10.125s, 2012 ......................        $  3,000        $ 3,474,060
                                                                                         -----------
Consumer Goods and Services - 2.2%
Armco, Inc., 9s, 2007 ...........................................        $    600        $   592,500
Cole National Group, Inc., 8.625s, 2007## .......................           1,600          1,592,000
E & S Holdings Corp., 10.375s, 2006 .............................           1,315          1,213,087


                                                                     Principal Amount
Issuer                                                                (000 Omitted)         Value
U.S. Bonds - continued
Consumer Goods and
 Services - continued
Kindercare Learning Centers, Inc., 9.5s, 2009 ...................      $      855       $    837,900
Reeves Industries, Inc., 11s, 2002** ............................             700            519,750
Sealy Corp., 10.25s, 2003 .......................................           3,550          3,834,000
Silgan Holdings Inc., 9s, 2009 ..................................           1,500          1,537,500
Westpoint Stevens, Inc., 9.375s, 2005 ...........................           5,550          5,799,750
                                                                                        ------------
                                                                                        $ 15,926,487
                                                                                        ------------
Containers - 0.7%
Gaylord Container Corp., 9.75s, 2007 ............................      $    3,950       $  3,910,500
Gaylord Container Corp., 12.75s, 2005 ...........................             775            835,062
                                                                                        ------------
                                                                                        $  4,745,562
                                                                                        ------------
Corporate Asset Backed - 0.2%
Merrill Lynch Mortgage Investors, Inc., 8.103s, 2023+ ...........      $    1,500       $  1,408,125
                                                                                        ------------
Defense Electronics - 0.1%
Alliant Techsystem., Inc., 11.75s, 2003 .........................      $      600       $    660,000
                                                                                        ------------
Entertainment - 0.7%
Act III Theaters, Inc., 11.875s, 2003 ...........................      $    1,000       $  1,077,500
Allbritton Communications Co., 9.75s, 2007 ......................           1,500          1,511,250
AMC Entertainment, Inc., 9.5s, 2009 .............................           1,025          1,050,625
American Skiing Co., 12s, 2006 ..................................             500            552,500
Cinemark USA, Inc., 9.625s, 2008 ................................             700            724,500
                                                                                        ------------
                                                                                        $  4,916,375
                                                                                        ------------
Financial Institutions
Americo Life, Inc., 9.25s, 2005 .................................      $      300       $    306,375
                                                                                        ------------
Food and Beverage Products - 0.7%
Coca-Cola Bottling Group, Inc., 9s, 2003 ........................      $      750       $    768,750
Specialty Foods Corp., 10.25s, 2001 .............................           2,000          2,000,000
Texas Bottling Group, Inc., 9s, 2003 ............................           2,500          2,562,500
                                                                                        ------------
                                                                                        $  5,331,250
                                                                                        ------------
Forest and Paper Products - 0.5%
Calmar, Inc., 11.5s, 2005 .......................................      $    1,500       $  1,612,500
U.S. Timberlands, 9.625s, 2007 ..................................           2,020          2,065,450
                                                                                        ------------
                                                                                        $  3,677,950
                                                                                        ------------

                                                                     Principal Amount
Issuer                                                                (000 Omitted)         Value
U.S. Bonds - continued
Industrial - 0.8%
Keystone Consolidated Industries, Inc., 9.625s, 2007## ..........      $      425       $    435,625
Lear Corp., 9.5s, 2006 ..........................................           2,000          2,180,000
Wheeling Pittsburgh Corp., 9.25s, 2007## ........................           2,000          1,992,500
Williams Scotsman Inc., 9.875s, 2007 ............................           1,000          1,035,000
                                                                                        ------------
                                                                                        $  5,643,125
                                                                                        ------------
Information, Paging and
Technology - 2.9%
Anacomp Inc., 10.875s, 2004 .....................................      $      975       $  1,004,250
Brooks Fiber Properties, Inc., 10.875, 2006 .....................             380            312,075
Brooks Fiber Properties, Inc., 10s, 2007 ........................             575            655,500
Colt Telecommunications Group PLC, 12s, 2006 ....................             500            390,000
ICG Holdings, Inc., 12.5s, 2006 .................................           4,500          3,307,500
Iron Mountain, Inc., 8.75s, 2009## ..............................           1,800          1,818,000
Iron Mountain, Inc., 10.125s, 2006 ..............................             150            162,750
Millicom International Cellular Communications Corp., 13.5s, 2006           3,575          2,609,750
Nextel Communications, Inc., 9.75s, 2004 ........................           2,270          1,957,875
Nextel Communications, Inc., 9.75s, 2007## ......................             350            203,000
Paging Network, Inc., 8.875s, 2006 ..............................           3,185          3,101,394
Sprint Spectrum LP, 12.5s, 2006 .................................           2,600          2,021,500
Sprint Spectrum LP, 11s, 2006 ...................................           2,125          2,390,625
Telesystem International Wireless Inc., 10.5s, 2007## ...........           1,500            817,500
                                                                                        ------------
                                                                                        $ 20,751,719
                                                                                        ------------
Machinery - 0.6%
AGCO Corp., 8.5s, 2006 ..........................................      $    4,200       $  4,326,000
                                                                                        ------------
Media - 3.6%
American Radio Systems Corp., 9s, 2006 ..........................      $      835       $    887,188
Cablevision Systems Corp., 9.25s, 2005 ..........................           1,500          1,575,000
Chancellor Media Corp., 8.75s, 2007 .............................           1,220          1,232,200
Comcast Corp., 9.375s, 2005 .....................................           4,385          4,690,503
EchoStar Communications Corp., 12.895s, 2004 ....................           2,350          2,115,000

                                                                     Principal Amount
Issuer                                                                (000 Omitted)         Value
U.S. Bonds - continued
Media - continued
EchoStar Satellite Broadcasting Corp., 13.125s, 2004 ............      $    1,320       $  1,089,000
Falcon Holdings Group, Inc., 11s, 2003# .........................           1,853          1,946,129
Intermedia Capital Partners IV, LP, 11.25s, 2006 ................           2,025          2,242,687
Jones Intercable, Inc., 8.875s, 2007 ............................           3,150          3,276,000
Lenfest Communications, Inc., 10.5s, 2006 .......................           2,275          2,496,812
Marcus Cable Operating Co., 13.5s, 2004 .........................           3,100          2,836,500
Outdoor Systems, Inc., 8.875s, 2007 .............................           1,525          1,574,563
                                                                                        ------------
                                                                                        $ 25,961,582
                                                                                        ------------
Medical and Health Technology
and Services - 0.9%
Beverly Enterprises, Inc., 9s, 2006 .............................      $      750       $    768,750
Genesis Health Ventures, Inc., 9.75s, 2005 ......................           2,000          2,065,000
Quorum Health Group, Inc., 8.75s, 2005 ..........................           1,900          1,957,000
Tenet Healthcare Corp., 8.625s, 2007 ............................             458            468,305
Tenet Healthcare Corp., 10.125s, 2005 ...........................           1,067          1,157,695
                                                                                        ------------
                                                                                        $  6,416,750
                                                                                        ------------
Metals and Minerals - 1.6%
Hayes Wheels International, Inc., 9.125s, 2007 ..................      $    2,340       $  2,398,500
Haynes International, Inc., 11.625s, 2004 .......................           2,650          3,034,250
Kaiser Aluminum & Chemical Corp., 9.875s, 2002 ..................           2,550          2,639,250
WCI Steel, Inc., 10s, 2004 ......................................           3,350          3,467,250
                                                                                        ------------
                                                                                        $ 11,539,250
                                                                                        ------------
Oil Services - 0.9%
AmeriGas Partners LP, 10.125s, 2007 .............................      $      600       $    646,500
Clark USA, Inc., 10.875s, 2005 ..................................           1,035          1,117,800
Falcon Drilling, Inc., 8.875s, 2003 .............................           2,550          2,690,250
Ferrell Gas LP, 10s, 2001 .......................................           2,200          2,321,000
                                                                                        ------------
                                                                                        $  6,775,550
                                                                                        ------------

                                                                     Principal Amount
Issuer                                                                (000 Omitted)         Value
U.S. Bonds - continued
Oils - 0.7%
Gulf Canada, 9.25s, 2004 ........................................      $    4,090       $  4,315,645
Noble Drilling Corp., 9.125s, 2006 ..............................             850            940,576
                                                                                        ------------
                                                                                        $  5,256,221
                                                                                        ------------
Printing and Publishing - 0.1%
Day International Group, Inc., 11.125s, 2005 ....................      $      600       $    645,000
Golden Books Publishing, Inc., 7.65s, 2002 ......................             130            123,500
                                                                                        ------------
                                                                                        $    768,500
                                                                                        ------------
Restaurants and Lodging - 0.5%
Prime Hospitality Corp., 9.75s, 2007 ............................      $    1,000       $  1,065,000
Red Roof Inns, Inc., 9.625s, 2003 ...............................           2,800          2,891,000
                                                                                        ------------
                                                                                        $  3,956,000
                                                                                        ------------
Special Products and Services - 2.5%
AAF- McQuay, Inc., 8.875s, 2003 .................................      $    1,700       $  1,691,500
Blount, Inc., 9s, 2003 ..........................................           1,250          1,300,000
Buckeye Cellulose Corp., 8.5s, 2005 .............................           1,010          1,025,150
Fairfield Manufacturing Corp., 11.375s, 2001 ....................             500            527,500
Idex Corp., 9.75s, 2002 .........................................           1,050          1,086,750
IMO Industries, Inc., 11.75s, 2006 ..............................           2,000          2,195,000
Interlake Corp., 12s, 2001 ......................................           1,750          1,925,000
Interlake Corp., 12.125s, 2002 ..................................           1,925          2,011,625
Interlake Revolver, 8.438s, 1999## ..............................              94             93,810
International Knife And Saw, Inc., 11.375s, 2006 ................             450            487,125
Polymer Group, Inc., 9s, 2007 ...................................           1,525          1,498,312
Synthetic Industries, Inc., 9.25s, 2007 .........................           2,250          2,317,500
Thermadyne Industries Holdings Corp., 10.25s, 2002 ..............             750            778,125
Thermadyne Industries Holdings Corp., 10.75s, 2003 ..............           1,250          1,321,875
                                                                                        ------------
                                                                                        $ 18,259,272
                                                                                        ------------
Steel - 0.4%
Alaska Steel Holdings Corp., 9.125s, 2006 .......................      $      575       $    592,250
Alaska Steel Holdings Corp., 10.75s, 2004 .......................           1,460          1,562,200
Commonwealth Aluminum Corp., 10.75s, 2006 .......................             750            806,250
                                                                                        ------------
                                                                                        $  2,960,700
                                                                                        ------------


                                                                     Principal Amount
Issuer                                                                (000 Omitted)         Value
U.S. Bonds - continued
Stores - 1.1%
Finlay Fine Jewelry Corp., 10.625s, 2003 ........................      $    2,750       $  2,894,375
Jitney Jungle Stores of America, Inc., 12s, 2006 ................             295            333,350
Parisian, Inc., 9.875s, 2003 ....................................           1,150          1,219,000
Revlon, Inc., 10.5s, 2003 .......................................           3,200          3,376,000
                                                                                        ------------
                                                                                        $  7,822,725
                                                                                        ------------
Supermarkets - 0.7%
Kroger Co., 8.5s, 2003 ..........................................      $      500       $    525,320
Pathmark Stores, Inc., 9.625s, 2003 .............................           2,505          2,467,425
Ralph's Grocery Co., 10.45s, 2004 ...............................           1,000          1,126,250
Shoppers Food Warehouse Corp., 9.75s, 2004## ....................             785            785,000
                                                                                        ------------
                                                                                        $  4,903,995
                                                                                        ------------
Telecommunications - 3.5%
Adelphia Communications Corp., 9.875s, 2007 ......................         $1,250         $1,284,375
Bell Cablemedia PLC, 11.875, 2005 ................................          1,250          1,097,537
Comcast Cellular Holdings Inc., 9.5s, 2007 .......................          3,060          3,167,100
Fox/Liberty Networks LLC, Inc., 8.875s, 2007## ...................          1,800          1,786,500
Globalstar LP / Capital, 11.375s, 2004 ...........................            575            577,875
Granite Broadcasting Corp., 10.375s, 2005 ........................            800            830,000
Intermedia Communications Inc., 8.875s, 2007## ...................          1,000          1,000,000
ITC Deltacom Inc., 11s, 2007 .....................................            300            321,750
Mobile Telecommunication Technologies Corp., 13.5s, 2002 .........          1,000          1,142,500
Orion Network Systems, Inc., 11.25s, 2007 ........................          1,625          1,836,250
Orion Network Systems, Inc., 12.5s, 2007 .........................            750            547,500
Qwest Communications International, Inc., 10.875s, 2007 ..........            750            843,750
RCN Corp., 11.125s, 2007## .......................................            500            290,000
Rogers Cablesystems, Inc., 10.125s, 2012 .........................          3,050          3,294,000
T/SF Communications Corp., 10.375s, 2007## .......................          1,250          1,228,125


                                                                     Principal Amount
Issuer                                                                (000 Omitted)         Value
U.S. Bonds - continued
Telecommunications - continued
Teleport Communications Group, Inc., 11.125, 2007 ...............      $    3,170       $  2,512,225
Western Wireless Corp., 10.5s, 2007 .............................           1,925          2,057,344
WorldCom, Inc., 8.875s, 2006 ....................................           1,881          2,016,169
                                                                                        ------------
                                                                                        $ 25,833,000
                                                                                        ------------
Transportation - 0.1%
Eastern Airlines, Inc., 11.75s, 1993 ............................      $    5,000       $          0
Eastern Airlines, Inc., 12.75s, 1996 ............................           3,000             30,000
Moran Transportation Co., 11.75s, 2004 ..........................             700            786,625
                                                                                        ------------
                                                                                        $    816,625
                                                                                        ------------
Utilities - Electric - 0.9%
El Paso Electric Co., 8.9s, 2006 ................................      $      400       $    434,696
Midland Cogeneration Venture Corp., 10.33s, 2002 ................           4,772          5,209,794
Midland Funding Corp., 10.33s, 2002 .............................             676            738,133
                                                                                        ------------
                                                                                        $  6,382,623
                                                                                        ------------
Government National Mortgage
Association - 8.2%
GNMA, 7s, 2022 ..................................................      $    5,630       $  5,661,261
GNMA, 7.5s, 2022 ................................................          27,281         27,868,171
GNMA, 8s, 2025 ..................................................          24,788         25,631,870
                                                                                        ------------
                                                                                        $ 59,161,302
                                                                                        ------------
Federal National Mortgage
Association - 1.1%
FNMA, 5s, 2023 ..................................................      $    3,875       $  3,182,344
FNMA, 6.907s, 2020 ..............................................             208            207,633
FNMA, 7s, 2026 ..................................................           4,885          4,894,441
                                                                                        ------------
                                                                                        $  8,284,418
                                                                                        ------------
U.S. Federal Agencies - 4.3%
Federal Home Loan Mortgage Corp., 7.5s, 2099 ....................      $   19,000       $ 19,403,750
Federal Home Loan PC C00515, 7.5s, 2027 .........................           2,326          2,375,159
Financing Corp., 0s, 2014 .......................................          13,519          4,766,394
Israel Aid, 5.89s, 2005 .........................................           5,000          4,900,650
                                                                                        ------------
                                                                                        $ 31,445,953
                                                                                        ------------
U.S. Treasury Obligations - 15.8%
U.S. Treasury Bonds, 6.375s, 2027 ...............................      $    4,728       $  4,916,364
U.S. Treasury Bonds, 6.625s, 2027 ...............................           8,472          9,071,648


                                                                     Principal Amount
Issuer                                                                (000 Omitted)         Value
U.S. Bonds - continued
U.S. Treasury Obligations - continued
U.S. Treasury Bonds, 8.75s, 2020 ................................      $    7,500       $  9,869,550
U.S. Treasury Bonds, 10.375s, 2012 ..............................           7,200          9,502,848
U.S. Treasury Bonds, 10.75s, 2005 ...............................          10,000         12,939,100
U.S. Treasury Bonds, 11.25s, 2015 ...............................          27,100         42,085,487
U.S. Treasury Bonds, 13.375s, 2001 ..............................          20,000         24,965,600
U.S. Treasury Notes, 6.25s, 2002 ................................             965            980,073
                                                                                        ------------
                                                                                        $114,330,670
                                                                                        ------------
  Total U.S. Bonds ..............................................                       $441,951,004
                                                                                        ------------
Foreign Bonds - 28.8%
Argentina - 1.1%
AutopistasSol SA, 10.25s, 2009## ................................      $    2,500       $  2,325,000
Republic of Argentina, 6.688s, 2005 .............................           1,920          1,696,800
Republic of Argentina, 9.75s, 2027 ..............................           2,201          2,032,623
Republic of Argentina, 11.75s, 2007## ...........................           4,500          4,185,000
                                                                                        ------------
                                                                                        $  9,339,423
                                                                                        ------------
Australia - 5.1%
Commonwealth of Australia, 9.5s, 2003 ...........................      AUD 26,715       $ 21,348,473
Commonwealth of Australia,
 7.5s, 2005 .....................................................          20,795         15,402,799
                                                                                        ------------
                                                                                        $ 36,751,272
                                                                                        ------------
Brazil - 0.7%
Power Finance Corp. Ltd., 7.5s, 2009 (Financial Institution)## ..      $      500       $    425,000
CSN Iron SA, 9.125s, 2007 (Steel)## .............................           1,250          1,043,750
Federal Republic of Brazil, 6.75s, 2009 .........................           1,000            787,500
Federal Republic of Brazil, 6.813s, 2001 ........................             393            370,912
                                                                                        ------------
                                                                                        $  2,627,162
                                                                                        ------------
Canada - 0.6%
Rogers Cantel, Inc., 9.375s, 2008 (Cellular Phone) ..............      $    1,500       $  1,582,500
PCI Chemical Canada Inc., 9.25s, 2007 (Chemical)## ..............             500            492,500

                                                                     Principal Amount
Issuer                                                                (000 Omitted)         Value
Foreign Bonds - continued
Canada - continued
Videotron Ltd., 10.25s, 2002 (Telecommunications) ...............      $      800       $    840,976
Repap New Brunswick, Inc., 10.625s, 2005 (Forest Products) ......           1,800          1,746,000
                                                                                        ------------
                                                                                        $  4,661,976
                                                                                        ------------
Colombia - 0.1%
Republic of Colombia, 8.66s, 2016## .............................      $    1,000       $  1,020,000
                                                                                        ------------
Ecuador - 0.5%
Republic of Ecuador, 3.5s, 2025 .................................      $    7,000       $  3,753,750
                                                                                        ------------
Germany - 0.1%
Colt Telecom Group Plc, 8.875s, 2007 (Telecommunications) .......      DEM  1,000       $    563,889

Italy - 3.8%
Republic of Italy, 8.5s, 2004 ...................................  ITL 10,500,000       $  6,948,547
Republic of Italy, 9.5s, 1999 ...................................      19,540,000         11,827,140
Republic of Italy, 9.5s, 2006 ...................................      12,520,000          8,967,184
                                                                                        ------------
                                                                                        $ 27,742,871
                                                                                        ------------
Mexico - 2.0%
United Mexican States, 6.25s, 2019 ..............................      $    4,000       $  3,240,000
United Mexican States, 11.5s, 2026 ..............................           3,250          3,770,000
United Mexican States, 11.375s, 2016 ............................           1,000          1,140,000
Empresas ICA Sociedad SA, 11.875s, 2001 (Construction Company) ..           1,000          1,075,700
United Mexican States, 6.25s, 2019 ..............................           5,500          4,455,000
United Mexican States, 6.813s, 2019 .............................           1,000            911,250
                                                                                        ------------
                                                                                        $ 14,591,950
                                                                                        ------------
New Zealand - 5.1%
Government of New Zealand, 8s, 2001 .............................      NZD 56,620       $ 36,727,652
                                                                                         -----------
Panama - 0.9%
Republic of Panama, 7.875s, 2002## ..............................      $    1,000       $    972,500
Republic of Panama, 8.875s, 2027 ................................           2,280          2,103,300


                                                                     Principal Amount
Issuer                                                                (000 Omitted)         Value
Foreign Bonds - continued
Panama - continued
Republic of Panama, 8.875s, 2027 ................................      $    2,000       $  1,866,000
Republic of Panama, 7.875s, 2002 ................................           1,500          1,439,250
                                                                                        ------------
                                                                                        $  6,381,050
                                                                                        ------------
Poland - 0.3%
Government of Poland, 6.688s, 2024 ..............................      $    2,000       $  1,895,000
                                                                                        ------------
Russia - 0.3%
Russia Interest Notes, 6.7225s, 2049+ ...........................      $    2,000       $  1,308,750
Russia Principal Loan, 6.625s, 2049 .............................           1,500            858,750
                                                                                        ------------
                                                                                        $  2,167,500
                                                                                        ------------
Sweden - 2.6%
Kingdom of Sweden, 6s, 2005 .....................................      SEK 36,000       $  4,625,907
Kingdom of Sweden, 10.25s, 2000 .................................          32,400          4,623,715
Kingdom of Sweden, 13s, 2001 ....................................          58,400          9,253,979
                                                                                        ------------
                                                                                        $ 18,503,601
                                                                                        ------------
United Kingdom - 5.6%
Diamond Cable Communications Corp. PLC, 11.75, 2005
  (Telecommunications  ..........................................      $    2,090       $  1,577,950
Videotron Holdings PLC, (Telecommunications), 11s, 2005 .........             450            428,625
                                                                                        ------------
U.K. Treasury Stock, 10s, 2003 ..................................      GBP 20,070         38,952,072
                                                                                        ------------
                                                                                        $ 40,958,647
                                                                                        ------------
  Total Foreign Bonds ...........................................                       $208,585,743
                                                                                        ------------

Municipal Bonds - 1.2%
Sales and Excise Tax Revenue - 0.3%
Puerto Rico Commonwealth Infrastructure Financing, 5s, 2021 .....      $    1,750       $  1,700,493
                                                                                        ------------
State and Local Appropriation - 0.7%
California Str, 5s, 2023 ........................................           1,000       $    963,540
New York Str Dormitory Authority Revenues, 5s, 2015 .............           4,000          3,846,120
Chicago Illinois Board Of Education, 0s, 2012 ...................           1,000            457,830
                                                                                        ------------
                                                                                        $  5,267,490
                                                                                        ------------

                                                                     Principal Amount
Issuer                                                                (000 Omitted)         Value
Municipal Bonds  - continued
Water and Sewer Utility Revenue - 0.2%
Metropolitan Water District South California, 5s, 2026 ..........      $    1,500       $  1,445,025
                                                                                        ------------
  Total Municipal Bonds .........................................                         $8,413,008
                                                                                        ------------
  Total Bonds
   (Identified Cost, $645,532,543) ..............................                       $658,949,755
                                                                                        ------------
Stocks - 0.1%
U.S. Stocks - 0.1%                                                      Shares
Atlantic Gulf Communities Corp.+* ..............................              244       $      1,067
Ithaca Industries, Inc.* .......................................          128,000            640,000
Nextel Communications, Inc.* ...................................            2,703             68,251
                                                                                        ------------
  Total U.S. Stocks                                                                     $    709,318
                                                                                        ------------
  Total Stocks
   (Identified Cost, $1,643,617)                                                        $    709,318
                                                                                        ------------
Preferred Stock - 1.7%
Cablevision Systems Corp. ......................................           61,528       $  7,014,192
Primedia Inc.* .................................................           15,643          1,669,890
Time-Warner, Inc.# .............................................            3,140          3,579,600
                                                                                        ------------
  Total Preferred Stock
   (Identified Cost, $9,276,875)                                                        $ 12,263,682
                                                                                        ------------
Warrants
Globalstar Telecommunications Expire 2/15/04##* ................              575       $     69,000
Orion Network Systems, Inc. Expire 1/15/07* ....................            1,625             16,250
Orion Network Systems, Inc. Expire 1/15/07* ....................              750             15,000
                                                                                        ------------
  Total Warrants
   (Identified Cost, $62,580)                                                           $    100,250
                                                                                        ------------
Rights
United Mexican States* .........................................        1,538,000       $          0
Atlantic Gulf Communities Corp.* ...............................               21                  0
                                                                                        ------------
  Total Rights
   (Identified Cost, $0)                                                                $          0
                                                                                        ------------


Short-Term Obligations - 8.3%


                                                                     Principal Amount
Issuer                                                                (000 Omitted)         Value
CSFB Moscow Note, due
 12/30/97+ ............................................                $    5,000       $  4,955,771
Federal Home Loan Bank, due 12/01/97 ..................                    36,100         36,100,000
Federal Home Loan Mortgage Corp., due 12/11/97 ........                    19,300         19,270,890
                                                                                        ------------
  Total Short-Term Obligations,
   at Amortized Cost ..................................                                  $60,326,661
                                                                                        ------------
  Total Investments
   (Identified Cost, $716,842,275) ....................                                 $732,349,666
                                                                                        ------------
Call Options Written - (0.17)%
                                                                     Principal Amount
                                                                       of Contracts
Issuer/Expiration Month/Strike Price                                  (000 Omitted)
Swiss Francs / Deutsche Marks / March / 0.8470 ........                CHF 35,023       $ (1,251,233)
                                                                                        ------------
  Total Call Options Written
   (Premiums Received, $244,238)                                                        $ (1,251,233)
                                                                                        ------------
Other Assets,
 Less Liabilities - (0.9)%                                                                (6,513,607)
                                                                                        ------------
Net Assets - 100.0%                                                                     $724,584,826
                                                                                        ============

  *Non-income producing security.
 **Non-income producing security-in-default.
  #Payment-in-kind security.
 ##SEC Rule 144A restriction.
  +Restricted Security.


Abbreviations have been used throughout the report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

AUD = Australian Dollars ESP = Spanish Pesetas
CAD = Canadian Dollars   ITL = Italian Lire
CHF = Swiss Francs       NZD = New Zealand Dollars
DEM = Deutsche Marks     SEK = Swedish Kronor
DKK = Danish Kroner      GBP = British Pounds


                       See notes to financial statements

Statement of Assets and Liabilities - November 30, 1997

Assets:
 Investments, at value (identified cost, $716,842,275) .................................    $ 732,349,666
 Cash ..................................................................................          356,042
 Net receivable for forward foreign currency exchange contracts to sell ................        1,169,599
 Net receivable for forward foreign currency exchange contracts closed
  or subject to master netting agreements ..............................................        6,559,542
 Receivable for investments sold .......................................................        2,272,764
 Interest and dividends receivable .....................................................       12,921,938
 Receivable for swap agreements ........................................................          228,283
 Other assets ..........................................................................            6,410
                                                                                            -------------
   Total assets ........................................................................    $ 755,864,244
                                                                                            -------------
Liabilities:
 Distributions payable .................................................................    $     397,850
 Payable for Trust shares reacquired ...................................................          253,246
 Payable for investments purchased .....................................................       28,804,043
 Written options outstanding, at value (premiums received, $244,238) ...................        1,251,233
 Net payable for forward foreign currency exchange contracts to purchase ...............          191,711
 Payable to affiliates -
  Management fee .......................................................................           54,352
  Transfer agent fee ...................................................................           12,399
  Administrative fee ...................................................................            1,187
 Accrued expenses and other liabilities ................................................          313,397
                                                                                            -------------
   Total liabilities ...................................................................    $  31,279,418
                                                                                            -------------
Net assets .............................................................................    $ 724,584,826
                                                                                            =============
Net assets consist of:
 Paid-in capital .......................................................................    $ 717,053,833
 Unrealized appreciation on investments and translation of assets and liabilities in           22,199,693
  foreign currencies
 Accumulated net realized loss on investments and foreign currency transactions ........      (13,348,896)
 Accumulated distributions in excess of net investment income ..........................       (1,319,804)
                                                                                            -------------
   Total ...............................................................................    $ 724,584,826
                                                                                            =============
Shares of beneficial interest outstanding ..............................................       67,797,539
                                                                                            =============
Net asset value per share (net assets [divided by] shares of beneficial interest .......    $       10.69
  outstanding)                                                                              =============


                       See notes to financial statements

Statement of Operations - Year Ended November 30, 1997

Net investment income:
 Interest ...................................................................     $ 59,564,496
 Dividends ..................................................................          243,861
                                                                                  ------------
   Total investment income ..................................................     $ 59,808,357
                                                                                  ------------
Expenses -
  Management fee ............................................................     $  5,055,572
  Trustees' compensation ....................................................          157,412
  Administrative fee ........................................................           82,143
  Investor communication expense ............................................          224,337
  Custodian fee .............................................................          413,711
  Transfer and dividend disbursing agent fee ................................          147,958
  Audit fees ................................................................           57,616
  Postage ...................................................................           44,239
  Printing ..................................................................           32,989
  Legal fees ................................................................            6,088
  Miscellaneous .............................................................           57,430
                                                                                  ------------
   Total expenses ...........................................................     $  6,279,495
  Fee paid indirectly .......................................................          (97,744)
                                                                                  ------------
   Net expenses .............................................................     $  6,181,751
                                                                                  ------------
    Net investment income ...................................................     $ 53,626,606
                                                                                  ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
   Investment transactions ..................................................     $ (4,608,701)
   Written option transactions ..............................................           19,784
   Foreign currency transactions ............................................       10,280,471
   Futures contracts ........................................................         (175,141)
   Interest rate swaps ......................................................          899,144
                                                                                  ------------
    Net realized gain on investments and foreign currency transactions ......     $  6,415,557
                                                                                  ------------
  Change in unrealized appreciation (depreciation) -
   Investments ..............................................................     $ (6,291,472)
   Written options ..........................................................       (1,006,995)
   Translation of assets and liabilities in foreign currencies ..............        9,205,491
   Futures contracts ........................................................          256,555
   Interest rate swaps ......................................................         (574,038)
                                                                                  ------------
    Net unrealized gain on investments ......................................     $  1,589,541
                                                                                  ------------
     Net realized and unrealized gain on investments and foreign currency ...     $  8,005,098
                                                                                  ------------
      Increase in net assets from operations ................................     $ 61,631,704
                                                                                  ============

                       See notes to financial statements

Statement of Changes in Net Assets


                                                                                                 Year Ended November 30,
                                                                                           -----------------------------------
                                                                                                  1997              1996
                                                                                           ----------------- -----------------
Increase (decrease) in net assets:
From operations -
 Net investment income ...................................................................   $  53,626,606     $  55,599,953
 Net realized gain on investments and foreign currency transactions ......................       6,415,557         6,608,122
 Net unrealized gain (loss) on investments and foreign currency translation ..............       1,589,541        (2,345,397)
                                                                                             -------------     -------------
  Increase in net assets from operations .................................................   $  61,631,704     $  59,862,678
                                                                                             -------------     -------------
Distributions declared to shareholders -
 From net investment income ..............................................................   $ (53,626,606)    $ (60,602,341)
 In excess of net investment income ......................................................      (1,342,926)               --
                                                                                             -------------     -------------
   Total distributions declared to shareholders ..........................................   $ (54,969,532)    $ (60,602,341)
                                                                                             -------------     -------------
Trust share (principal) transactions -
  Net asset value of shares reacquired from shareholders .................................   $ (18,048,728)    $ (49,544,782)
                                                                                             -------------     -------------
   Decrease in net assets from Trust share transactions ..................................   $ (18,048,728)    $ (49,544,782)
                                                                                             -------------     -------------
    Total decrease in net assets .........................................................     (11,386,556)      (50,284,445)
Net assets:
 At beginning of period ..................................................................     735,971,382       786,255,827
                                                                                             -------------     -------------
 At end of period (including accumulated distributions in excess of net investment income
  of $(1,319,804) and $(3,231,319), respectively) ........................................   $ 724,584,826     $ 735,971,382
                                                                                             =============     =============

                       See notes to financial statements

Financial Highlights

                                                              Year Ended November 30,
                                                            -------------------------
Per share data (for shares outstanding                           1997           1996
throughout each period):                                    -------------- ----------
Net asset value - beginning of period .....................   $  10.57       $ 10.50
                                                              --------       -------
Income from investment operations:# -
 Net investment income ....................................   $   0.78       $  0.76
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ...........................       0.14          0.14
                                                              --------       -------
  Total from investment operations ........................   $   0.92       $  0.90
                                                              --------       -------
Less distributions declared to shareholders -
 From net investment income ...............................   $  (0.78)      $ (0.83)
 From net realized gain on investments and foreign currency
  transactions ............................................        --           --
 In excess of net investment income .......................      (0.02)         --
 From paid-in capital .....................................        --           --
                                                              ----------    --------
  Total distributions declared to shareholders ............   $  (0.80)      $ (0.83)
                                                              ----------    --------
 Net asset value - end of period ..........................   $  10.69       $ 10.57
                                                              ==========     ========
 Per share market value - end of period ...................   $ 9.6875        $9.625
                                                              ==========     ========
 Total return .............................................      9.25%        15.09%
 Ratios (to average net assets)/Supplemental data:
  Expenses## ..............................................      0.87%         0.93%
  Net investment income ...................................      7.41%         7.38%
 Portfolio turnover .......................................       180%          146%
 Net assets at end of period (000s omitted) ...............   $724,585      $735,971


                                                                       Year Ended November 30,
                                                            ------------------------------------------
Per share data (for shares outstanding                           1995            1994           1993
throughout each period):                                    -------------- --------------- -----------
Net asset value - beginning of period .....................   $    9.60     $   10.68        $   10.23
                                                              ---------     ----------       ---------
Income from investment operations:# -
 Net investment income ....................................   $    0.79     $    0.76        $    0.85
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ...........................        0.88         (1.07)            0.55
                                                              ---------     ----------       ---------
  Total from investment operations ........................   $    1.67     $   (0.31)       $    1.40
                                                              ---------     ----------       ---------
Less distributions declared to shareholders -
 From net investment income ...............................   $   (0.77)    $   (0.35)       $   (0.72)
 From net realized gain on investments and foreign currency
  transactions ............................................        --           (0.03)           (0.23)
 In excess of net investment income .......................        --             --             --
 From paid-in capital .....................................        --           (0.39)           --
                                                              ----------    ----------      ----------
  Total distributions declared to shareholders ............   $   (0.77)    $   (0.77)       $   (0.95)
                                                              ----------    ----------      ----------
 Net asset value - end of period ..........................   $   10.50     $    9.60        $   10.68
                                                              ==========    ==========      ==========
 Per share market value - end of period ...................   $   9.125     $   8.719        $   9.625
                                                              ==========    ==========      ==========
 Total return .............................................      13.84%       (1.35)%            6.92%
 Ratios (to average net assets)/Supplemental data:
  Expenses## ..............................................       0.92%         0.86%            0.90%
  Net investment income ...................................       7.84%         7.50%            8.04%
 Portfolio turnover .......................................        183%          153%             397%
 Net assets at end of period (000s omitted) ...............   $ 786,256     $ 804,390        $ 919,480

   #Per share data for the periods subsequent to November 30, 1993, are based on average shares outstanding.

   ##For fiscal years ending after September 1, 1995, the Trust's expenses are calculated without reduction for fees paid indirectly.

                       See notes to financial statements

Financial Highlights


                                                                                  Year Ended November 30,
                                                            ---------------------------------------------------------------
Per share data (for shares outstanding                             1992               1991             1990           1989*
throughout each period):                                    ------------------ ------------------ -------------- ----------
Net asset value - beginning of period .....................      $ 10.59           $   9.93       $  11.00      $  11.16
Income from investment operations: -
 Net investment incomes[sec] ..............................      $  0.95           $   1.06       $   1.17      $   0.43
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ...........................        (0.15)              1.10          (0.73)        (0.21)
                                                                 --------           -------        ---------    --------
  Total from investment operations ........................      $  0.80           $   2.16       $   0.44      $   0.22
                                                                 --------           -------        ---------    --------
Less distributions declared to shareholders -
 From net investment income ...............................      $ (0.90)          $  (1.06)      $  (1.22)     $  (0.38)
 From net realized gain on investments and foreign currency
  transactions ............................................        (0.15)             --            (0.07)          --
 From paid-in capital .....................................        (0.11)             (0.44)        (0.22)          --
                                                                 --------           --------       ---------    --------
  Total distributions declared to shareholders ............      $ (1.16)          $  (1.50)      $  (1.51)     $  (0.38)
                                                                 --------           --------       ---------    --------
 Net asset value - end of period ..........................      $ 10.23           $  10.59       $   9.93      $  11.00
                                                                 ========           ========       =========    ========
 Per share market value - end of period ...................      $ 9.875           $ 10.875       $  9.125      $ 11.000
                                                                 ========           ========       =========    ========
 Total return .............................................        1.39%             37.96%        (3.32)%      (14.15)%+
 Ratios (to average net assets)/Supplemental data:[sec]
  Expenses ................................................        0.98%              1.02%          1.08%         0.74%+
  Net investment income ...................................        9.27%             10.34%         11.32%        11.32%+
 Portfolio turnover .......................................         198%               416%           184%          480%
 Net assets at end of period (000s omitted) ...............     $898,756           $923,287       $864,254      $977,875
 +Annualized
 *For the period from the commencement of the Trust's investment operations, July 20, 1989, through November 30, 1989.
 [sec]The investment advisor did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Trust, the net investment income per share and the ratios would have been:

   Net investment income ..................................     $   --             $  --          $   1.17      $   0.42
   Ratios (to average net assets):
    Expenses ..............................................         --                --             1.10%         1.02%+
   Net investment income .................................          --                --            11.30%        11.04%+

                       See notes to financial statements

Notes to Financial Statements

(1) Business and Organization
MFS Charter Income Trust (the Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U. S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equit securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and interest rate swaps, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - The Trust may enter into repurchase agreements with institutions which the Trusts' investment adviser has determined to be creditworthy. Each repurchase agreement is recorded at cost. The Trust requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Trust to obtain those securities in the event of a default under the repurchase agreement. The Trust monitors, on a daily basis, the value of the securities transferred to ensure that the value of the securities (including accrued interest) under each repurchase agreement is greater than amounts owed to the Trust under each such repurchase agreement. The Trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Trust may also write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Trust realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Trust. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as a part of an income-producing strategy reflecting the view of the Trust's management on the direction of interest rates.

Futures Contracts - The Trust may enter into financial futures contracts for the delayed delivery of securities, currency, or contracts based on financial indices at a fixed price on a future date. The Trust may also enter into futures contracts on currencies. In entering such contracts, the Trust is required to deposit, or segregate either in cash or securities, an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Trust each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Trust. The Trusts' investment in financial futures contracts is designed to hedge against anticipated future changes in interest rates, exchange rates or security prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the Trusts' relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts, or contracts on related options, for purposes other than hedging may be made when the Trust has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest rates, exchange rates or security prices move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Trust will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Trust may also use contracts in a manner intended to protect foreign-currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Trust may enter into contracts with the intent of changing the relative exposure of the Trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency-exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Swap Agreements - The Trust may enter into swap agreements. A swap is an exchange of cash payments between the Trust and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Trust uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Trust may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the Trust may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some government securities may be purchased on a "when issued" or "forward delivery" basis, which means that the securities will be delivered to the Trust at a future date, usually beyond customary settlement time.

The Trust uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The Trust's custody fee is calculated as a percentage of the Trust's average daily net assets. The fee is reduced according to an arrangement which measures the value of cash deposited with the custodian by the Trust. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Trust files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Trust's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended November 30, 1997, $3,254,441 was reclassified from accumulated net realized loss on investments and foreign currency transactions to accumulated distributions in excess of net investment income due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

At November 30, 1997, the Trust, for federal income tax purposes, had a capital loss carryforward of $12,934,976, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on November 30, 2002, ($7,501,515) and November 30, 2003, ($5,433,461).

(3) Transactions with Affiliates
Investment Adviser - The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.32% of average daily net assets and 4.57% of investment income.

Administrator - Effective March 1, 1997, the Trust has an administrative services agreement with MFS to provide the Trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Trust pays MFS an administrative fee at the following annual percentages of the Trust's average daily net assets, provided that the administrative fee is not assessed on Trust assets that exceed $3 billion:


      First $1 billion................       0.0150%
      Next $1 billion.................       0.0125%
      Next $1 billion.................       0.0100%
      In excess of $3 billion.........       0.0000%

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Trust from MFS. Certain of the officers and Trustees of the Trust are officers or directors of MFS and MFS Service Center, Inc. (MFSC). The Trust has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $33,055 for the period year November 30, 1997.


Transfer Agent - MFS Service Center, Inc. (MFSC) acts as registrar and dividend disbursing agent for the Trust. The agreement provides that the Trust will pay MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment and will reimburse MFSC for reasonable out-of-pocket expenses.


(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:


                                                                   Purchases           Sales
                                                                ---------------   ---------------
      U.S. government securities ............................    $288,767,584      $306,525,235
                                                                 ============      ============
      Investments (non-U.S. government securities) ..........    $921,172,062      $915,005,880
                                                                 ============      ============

The cost and unrealized appreciation or depreciation in value of the investments owned by the Trust, as computed on a federal income tax basis, are as follows:

      Aggregate cost ........................    $ 717,787,336
                                                 =============
      Gross unrealized appreciation .........    $  25,283,594
      Gross unrealized depreciation .........      (10,721,264)
                                                 -------------
       Net unrealized appreciation ..........    $  14,562,330
                                                 =============

(5) Shares of Beneficial Interest
The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Trust shares were as follows:

                                                      Year Ended                            Year Ended
                                                   November 30, 1997                     November 30, 1996
                                          -----------------------------------   -----------------------------------
                                               Shares             Amount             Shares             Amount
                                          ---------------   -----------------   ---------------   -----------------
     Treasury shares acquired .........      (1,857,400)      $ (18,048,728)       (5,222,300)      $ (49,544,782)
                                             ----------       -------------        ----------       -------------
      Net decrease ....................      (1,857,400)      $ (18,048,728)       (5,222,300)      $ (49,544,782)
                                             ==========       =============        ==========       =============

In accordance with the provisions of the Trust's prospectus, 1,857,400 shares of beneficial interest were purchased by the Trust during the year ended November 30, 1997, at an average price per share of $9.72 and a weighted average discount of 7.94% per share. The Trust repurchased 5,222,300 shares of beneficial interest during the year ended November 30, 1996, at an average price per share of $9.49 and a weighted average discount of 7.47% per share.


(6) Line of Credit
The Trust and other affiliated Trusts participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the acquisition of Treasury shares. Interest is charged to each Trust, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating Trusts at the end of each quarter. The commitment fee allocated to the Trust for the year ended November 30, 1997, was $6,516.

(7) Financial Instruments
The Trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, interest rate swap contracts, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                                                      1997 Calls                           1997 Puts
                                                          ----------------------------------   ---------------------------------
                                                           Principal Amounts                    Principal Amounts
                                                              of Contracts                        of Contracts
                                                             (000 Omitted)        Premiums        (000 Omitted)       Premiums
                                                          -------------------   ------------   ------------------   ------------
Outstanding, beginning of period -                                   --          $       --               --        $    --
 Options written -
  Australian Dollar ...................................          15,572          $   77,915               --             --
  Deutsche Marks/British Pounds .......................                                               19,832        $41,722
  Swiss Francs/Deutsche Marks .........................          49,028             329,836
  U.S. ................................................          36,000             241,875
 Options terminated in closing transactions -
  Australian Dollars ..................................         (15,572)            (77,915)
  Deutsche Marks/British Pounds .......................                                              (19,832)       (41,722)
  Swiss Francs/Deutsche Marks .........................         (14,005)            (85,598)
 Options expired -
  U.S. ................................................         (36,000)           (241,875)              --             --
                                                                -------         -----------          -------        -------
Outstanding, end of period                                       35,023          $  244,238               --        $    --
                                                                =======         ===========          =======        =======
Options outstanding, end of period consist of:
  Swiss Francs/Deutsche Marks .........................          35,023             244,238               --             --
                                                                -------         -----------          -------        -------
Outstanding, end of period                                       35,023          $  244,238               --        $    --
                                                                =======         ===========          =======        =======



At November 30, 1997, the Trust had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                                                    Net Unrealized
                                              Contracts to                           Contracts       Appreciation
              Settlement Date               Deliver/Receive     In Exchange for       at Value      (Depreciation)
              ------------------           -----------------   -----------------   -------------   ---------------
Sales         1/07/98              CAD           5,209,821        $ 3,823,722       $ 3,669,027      $  154,695
              1/07/98              DEM          38,929,817         22,924,165        22,117,975         806,190
              1/07/98              DKK           1,848,169            275,743           275,721              22
              1/07/98              ESP       1,806,033,163         12,330,787        12,122,095         208,692
                                                                  -----------       -----------      ----------
                                                                  $39,354,417       $38,184,818      $1,169,599
                                                                  ===========       ===========      ==========
Purchases     1/07/98              CHF          32,333,829        $23,016,678       $22,776,596      $ (240,082)
              1/07/98              DKK          54,520,000          8,406,834         8,133,621        (273,213)
              1/07/98              ESP       4,612,766,830         30,783,709        30,960,891         177,182
              1/07/98 ..........   GBP           9,580,305         16,021,623        16,107,032          85,409
              1/07/98              ITL      36,308,347,546         20,963,540        21,022,533          58,993
                                                                  -----------       -----------      ----------
                                                                  $99,192,384       $99,000,673      $ (191,711)
                                                                  ===========       ===========      ==========

Forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $5,475,996 with Bankers' Trust, $363,517 with C.S. First Boston, $2,541,093 with Merrill Lynch, $223,863 with Swiss Bank, and a net payable of $2,044,927 with Deutsche Bank at November 30, 1997.


At November 30, 1997, the Trust had sufficient cash and/or securities to cover any commitments under these contracts.


Cross Currency Swaps

                     Notional             Cash Flows           Cash Flows          Unrealized
                 Principal Amount           Paid by            Received by        Appreciation
Expiration          of Contract            the Trust            the Trust        (Depreciation)
------------   --------------------   ------------------   ------------------   ---------------
                ITL 29,630,000,000    DEM Fixed 4.565%     ITL Fixed 5.685%         $228,283
                                                                                    ========
  9/18/00        DEM (30,402,216)

(8) Restricted Securities
The Trust may invest not more than 20% of its net assets in securities which are subject to legal or contractual restrictions on resale. At November 30, 1997, the Trust owned the following restricted securities (constituting 1.06% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Trust does not have the right to demand that such securities by registered. The value of these securities is determined by valuations supplied by a pricing service of brokers, or if not available, in good faith by of at the direction of the Trustees.


Description                                 Acquisition     Shares/Principal        Cost           Value
----------------------------------------   -------------   ------------------   ------------   ------------
Atlantic Gulf Communities Corp.              9/25/95                  244        $   --         $    1,067
CSFB Moscow Note, Floating
 Rate, 12/30/97                              6/27/97            5,000,000         4,737,676      4,955,771
Merrill Lynch Mortgage Investors Inc.,                                            1,039,687      1,408,125
 Floating Rate, 4/15/23                      6/22/94            1,500,000
Russia Interest Notes, Floating
 Rate, 12/29/49                              3/18/97            2,000,000         1,417,500      1,308,750
                                                                                                ----------
                                                                                                $7,673,713
                                                                                                ==========

Report of Ernst & Young, LLP, Independent Auditors

To the Trustees and Shareholders of MFS Charter Income Trust:

We have audited the accompanying statement of assets and liabilities of MFS Charter Income Trust, including the schedule of portfolio investments as of November 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods prior to the year ended November 30, 1994, indicated herein, were audited by other auditors whose report dated January 19, 1994 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 1997, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Charter Income Trust at November 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.


                                                             [Ernst & Young LLP]



Boston, Massachusetts
January 9, 1998

[BACK COVER]


MFS[RegTM] Charter Income Trust

Trustees
A. Keith Brodkin*
Chairman and President;
Chairman and Director,
Massachusetts Financial Services
Company

Richard B. Bailey*(2)
Private Investor; Former Chairman and
Director (until 1991), Massachusetts
Financial Services Company

Marshall N. Cohan (1)
Private Investor

Lawrence H. Cohn, M.D.(2)
Chief of Cardiac Surgery,
Brigham and Women's Hospital;
Professor of Surgery,
Harvard Medical School

The Hon. Sir J. David
Gibbons, KBE(2)
Chief Executive Officer,
Edmund Gibbons Ltd.

Abby M. O'Neill (2)
Private Investor

Walter E. Robb, III (1)
President and Treasurer,
Benchmark Advisors, Inc.
(corporate financial consultants);
President, Benchmark Consulting
Group, Inc. (office services)

Arnold D. Scott*
Senior Executive Vice President,
Director and Secretary,
Massachusetts Financial
Services Company

Jeffrey L. Shames*
President and Director,
Massachusetts Financial
Services Company

J. Dale Sherratt(1)
President, Insight Resources, Inc.
(acquisition planning specialists)

Ward Smith(1)
Former Chairman (until 1994),
NACCO Industries (holding company)

Portfolio Manager
James T. Swanson*

Treasurer
W. Thomas London*

Assistant Treasurers
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

Transfer Agent,

Registrar, Dividend
Disbursing Agent,
and Plan Agent
State Street Bank
and Trust Company
c/o MFS Service Center, Inc.
P.O. Box 9024
Boston, MA 02205-9824
1-800-637-2304

Custodian
State Street Bank and
Trust Company

Independent Auditors
Ernst & Young LLP

Investment Adviser
Massachusetts Financial
Services Company
500 Boylston Street
Boston, MA 02116-3741

* Affiliated with the Investment Adviser.
(1) Member of Audit Committee.
(2) Member of Portfolio Trading Committee.


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